UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 11, 2020
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name of Registrant as Specified in Its Charter)

Delaware	74-2657168
(State or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section l 2(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l 2b-2 of the Securities Exchange Act of 1934 (§240.I 2b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

SIGNATURES

         EXHIBITS

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this item is included in Item 2.03.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 11, 2020, Sharps Compliance, Inc. of Texas (a wholly-owned subsidiary of Sharps Compliance Corp., herein referred to as the “Company”) executed a commercial lease agreement for a 52,014 square foot manufacturing and distribution facility located in Pittston, Pennsylvania (the “Lease Agreement”) to support the Company’s growth initiatives including the expansion of the treatment facility in Nesquehoning, Pennsylvania and the need to relocate and expand its existing Pennsylvania distribution facility.

The term of the Lease Agreement is sixty-two (62) months from the commencement date and includes one five (5) year renewal option. The Company estimates the commencement of the Lease Agreement should be approximately 105 days from the execution of the Lease Agreement.

Base rent payments upon commencement of the Lease Agreement are:

•	$0 for the first two (2) months;

•	$24,919.29 per month for months three (3) through twelve (12); and

•	$25,397.67 per month thereafter, subject to a two percent (2%) annual escalation.

Should the Company exercise the five (5) year renewal option noted above, the base lease payment will increase at the rate of 2% annually.

In addition to the base rent, the Company is also responsible for its share of operating expenses that are estimated at $3,261.69 per month. The Property qualifies for the Local Economic Revitalization Tax Assistance Act (“LERTA”), which allows a ten (10) year property tax abatement.

There is no material relationship between the Company, or any of its affiliates, and the landlord, or any of its affiliates, other than the contractual relationship under the corresponding lease agreements.

The description of the above noted lease is qualified in its entirety by reference to the agreement filed as Exhibit 10.1 to this Form 8-K.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REGISTRANT:

Dated: May 15, 2020	Sharps Compliance Corp.
By: /s/ DIANA P. DIAZ
Name: DIANA P. DIAZ
Title: Vice President and Chief Financial Officer

Index to Exhibits

10.1*	Agreement of Lease

* Portions of the exhibit have been omitted by means of marking such portions with an asterisk because the identified portions are not material and would likely cause competitive harm if publicly disclosed.